SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 March 15, 2007

                          GALES INDUSTRIES INCORPORATED
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)

Delaware                           000-29245                      20-4458244
--------                           ---------                      ----------
State of                           Commission                     IRS Employer
Incorporation                      File Number                    I.D. Number

                 1479 North Clinton Avenue, Bay Shore, NY 11706
                 ----------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000


                           ---------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 16, 2007. Gales Industries Incorporated (the "Company") and Michael A. Gales executed a Separation Agreement and General Release (the "Agreement") pursuant to which Mr. Gales resigned from his positions with the Company. Pursuant to the Agreement, the Employment Agreement between Mr. Gales and the Company terminated, effective March 16, 2007. In lieu of the compensation payable to Mr. Gales pursuant to his Employment Agreement, from March 16, 2007, to November 30, 2010, Mr. Gales will be paid $100,000 per annum; from December 1, 2010 to May 31, 2011, he will be paid $50,000. In addition, if the Company achieves certain agreed-upon levels of performance he may receive up to an additional $50,000.

The Agreement provides for the vesting of the balance of the 1,250,000 stock options held by Mr. Gales and extends until March 16, 2008 the date of expiration of such options. In addition, Mr. Gales agreed to a schedule limiting his sale of shares of the common stock of the Company to no more than 975,000 shares prior to September 16, 2010. A copy of the Agreement is attached hereto as Exhibit 10.1.

Item 5.02 Change in Directorship of the Company.

On March 20, 2007, the Company announced the resignation of one of its founders, Michael A. Gales, from all positions with the Company. Mr. Gales had been serving as Executive Chairman of the Company. James A. Brown has been appointed Chairman of the Company's Board. A copy of the press release is attached hereto as Exhibit 99.1.

EXHIBITS:

10.1  Separation Agreement

99.1  Press Release, dated March 20, 2007, announcing the retirement of Michael
A. Gales as Executive Chairman of the Company, and the appointment of James A. Brown as Chairman of the Company's Board of Directors.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2007

                                                 GALES INDUSTRIES INCORPORATED


                                                 By: /s/ Peter Rettatalia
                                                     ---------------------------
                                                     Peter Rettatalia, President